Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On November 17, 2014, Inland American Real Estate Trust, Inc. (the “Company”) and certain of its subsidiaries completed the sale of the Company’s suburban select service hotel portfolio consisting of 52 properties and certain hotel related assets (the “Select Service Portfolio”) to IHP I Owner JV, LLC, a Delaware limited liability company (“IHP I”), IHP West Homestead (PA) Owner LLC, a Delaware limited liability company (“IHP West” and, together with IHP I, the “Buyers”) and/or certain of their respective affiliated assignees for approximately $1.071 billion in cash (the “Disposition”). The following unaudited pro forma consolidated financial statements are based upon the historical financial statements for the Company, adjusted to reflect the Disposition.

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

(Dollar amounts in thousands, except share amounts)

	September 30, 2014			September 30, 2014
	Consolidated Company (a)	Pro Forma Adjustments		Pro Forma Consolidated Company
Assets
Investment properties:
Land	$1,141,244	$—		$1,141,244
Building and other improvements	5,777,308	—		5,777,308
Construction in progress	271,363	—		271,363

Total	7,189,915	—		7,189,915
Less accumulated depreciation	(1,060,639)	—		(1,060,639)

Net investment properties	6,129,276	—		6,129,276
Cash and cash equivalents	348,790	480,038	(b)	828,828
Restricted cash and escrows	148,856	—		148,856
Investment in marketable securities	139,158	—		139,158
Investment in unconsolidated entities	248,865	—		248,865
Accounts and rents receivable	75,556	—		75,556
Intangible assets, net	163,860	—		163,860
Deferred costs and other assets	90,018	—		90,018
Assets held for sale	937,394	(937,394	)(c)	—

Total assets	$8,281,773	$(457,356)		$7,824,417

Liabilities
Debt	$3,636,809	$—		$3,636,809
Accounts payable and accrued expenses	182,724	—		182,724
Distributions payable	35,909	—		35,909
Intangible liabilities, net	47,760	—		47,760
Other liabilities	52,251	—		52,251
Liabilities held for sale	533,080	(533,080	)(c)	—

Total liabilities	4,488,533	(533,080)		3,955,453

Stockholders’ Equity
Preferred stock, $.001 par value	—	—		—
Common stock, $.001 par value	861	—		861
Additional paid in capital	7,755,486	—		7,755,486
Accumulated distributions in excess of net loss	(4,007,270)	75,724	(d)	(3,931,546)
Accumulated other comprehensive income	40,909	—		40,909

Total Company stockholders’ equity	3,789,986	75,724		3,865,710

Noncontrolling interests	3,254	—		3,254

Total equity	3,793,240	75,724		3,872,964

Total liabilities and equity	$8,281,773	$(457,356)		$7,824,417

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Nine months ended September 30, 2014

(Dollar amounts in thousands, except per share data)

	September 30, 2014			September 30, 2014
	Consolidated Company (e)	Pro Forma Adjustments (f)		Pro Forma Consolidated Company
Income:
Rental income	$286,300	$—		$286,300
Tenant recovery income	50,396	—		50,396
Other property income	6,766	—		6,766
Lodging income	696,587	—		696,587

Total income	1,040,049	—		1,040,049
Expenses:				—
General and administrative expenses	62,603			62,603
Property operating expenses	69,127	—		69,127
Lodging operating expenses	454,386	—		454,386
Real estate taxes	61,880	—		61,880
Depreciation and amortization	222,795	—		222,795
Business management fee	2,605	—		2,605
Provision for asset impairment	80,281	—		80,281

Total expenses	953,677	—		953,677

Operating income	$86,372	$—		$86,372

Interest and dividend income	10,621	—		10,621
Gain on sale of investment properties	19,118	—	(n)	19,118
Other income	15,464	—		15,464
Interest expense	(138,597)	—		(138,597)
Equity in earnings of unconsolidated entities	334	—		334
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	4,509	—		4,509
Realized gain, (loss) and (impairment) on securities, net	42,998	—		42,998

Income before income taxes	40,819	—		40,819

Income tax expense	(6,857)	—		(6,857)

Net income from continuing operations	$33,962	$—		$33,962

Net income (loss) per common share, from continuing operations, basic and diluted	$0.04	$—		$0.04
Weighted average number of common shares outstanding, basic and diluted	883,537,865	—		883,537,865

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Twelve months ended December 31, 2013

(Dollar amounts in thousands, except per share data)

	December 31, 2013			December 31, 2013
	Consolidated Company (g)	Pro Forma Adjustments		Pro Forma Consolidated Company
Income:
Rental income	$361,678	$—		$361,678
Tenant recovery income	71,207	—		71,207
Other property income	7,202	—		7,202
Lodging income	881,750	(229,956	)(h)	651,794

Total income	1,321,837	(229,956)		1,091,881
Expenses:
General and administrative expenses	55,549	—		55,549
Property operating expenses	84,107	—		84,107
Lodging operating expenses	574,224	(140,506	)(i)	433,718
Real estate taxes	85,597	(11,353	)(i)	74,244
Depreciation and amortization	314,630	(50,377	)(i)	264,253
Business management fee	37,962	—		37,962
Provision for asset impairment	242,896	—		242,896

Total expenses	1,394,965	(202,236)		1,192,729

Operating loss	$(73,128)	$(27,720)		$(100,848)

Interest and dividend income	19,267	—		19,267
Other income	15,335	—		15,335
Interest expense	(212,263)	32,568	(j)	(179,695)
Equity in earnings of unconsolidated entities	11,958	—		11,958
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	(3,473)	—		(3,473)
Realized gain, (loss) and (impairment) on securities, net	31,539	—		31,539

Loss before income taxes	(210,765)	4,848		(205,917)

Income tax expense	(4,759)	—		(4,759)

Net loss from continuing operations	$(215,524)	$4,848		$(210,676)

Net income (loss) per common share, from continuing operations, basic and diluted	$(0.24)	$0.01		$(0.23)
Weighted average number of common shares outstanding, basic and diluted	899,842,722	—		899,842,722

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Twelve months ended December 31, 2012

(Dollar amounts in thousands, except per share data)

	December 31, 2012			December 31, 2012
	Consolidated Company (k)	Pro Forma Adjustments		Pro Forma Consolidated Company
Income:
Rental income	$347,647	$—		$347,647
Tenant recovery income	73,214	—		73,214
Other property income	5,714	—		5,714
Lodging income	692,448	(225,603	)(h)	466,845

Total income	1,119,023	(225,603)		893,420
Expenses:
General and administrative expenses	36,815	—		36,815
Property operating expenses	77,694	—		77,694
Lodging operating expenses	449,397	(137,250	)(i)	312,147
Real estate taxes	78,348	(10,799	)(i)	67,549
Depreciation and amortization	311,752	(61,905	)(i)	249,847
Business management fee	39,892	—		39,892
Provision for asset impairment	37,830	—		37,830

Total expenses	1,031,728	(209,954)		821,774

Operating income (loss)	$87,295	$(15,649)		$71,646

Interest and dividend income	23,386	—		23,386
Other income (loss)	2,010	—		2,010
Interest expense	(209,353)	34,373	(j)	(174,980)
Equity in earnings of unconsolidated entities	1,998	—		1,998
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	(12,322)	—		(12,322)
Realized gain, (loss) and (impairment) on securities, net	4,319	—		4,319

Loss before income taxes	(102,667)	18,724		(83,943)

Income tax expense	(7,762)	—		(7,762)

Net loss from continuing operations	$(110,429)	$18,724		$(91,705)

Net income (loss) per common share, from continuing operations, basic and diluted	$(0.13)	$0.03		$(0.10)
Weighted average number of common shares outstanding, basic and diluted	879,685,949	—		879,685,949

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Twelve months ended December 31, 2011

(Dollar amounts in thousands, except per share data)

	December 31, 2011			December 31, 2011
	Consolidated Company (l)	Pro Forma Adjustments		Pro Forma Consolidated Company
Income:
Rental income	$327,052	$—		$327,052
Tenant recovery income	66,655	—		66,655
Other property income	8,838	—		8,838
Lodging income	517,840	(212,626	)(h)	305,214

Total income	920,385	(212,626)		707,759
Expenses:
General and administrative expenses	31,026	—		31,026
Property operating expenses	77,691	—		77,691
Lodging operating expenses	330,185	(132,005	)(i)	198,180
Real estate taxes	68,255	(10,025	)(i)	58,230
Depreciation and amortization	311,573	(62,794	)(i)	248,779
Business management fee	40,000	—		40,000
Provision for asset impairment	24,051	(2,886	)(m)	21,165

Total expenses	882,781	(207,710)		675,071

Operating income (loss)	$37,604	$(4,916)		$32,688

Interest and dividend income	22,860	—		22,860
Other income (loss)	19,694	—		19,694
Interest expense	(215,790)	35,004	(j)	(180,786)
Equity in earnings of unconsolidated entities	(12,802)	—		(12,802)
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	(106,023)	—		(106,023)
Realized gain, (loss) and (impairment) on securities, net	(16,219)	—		(16,219)

Loss before income taxes	(270,676)	30,088		(240,588)

Income tax benefit	3,387	—		3,387

Net loss from continuing operations	$(267,289)	$30,088		$(237,201)

Net income (loss) per common share, from continuing operations, basic and diluted	$(0.32)	$0.04		$(0.28)
Weighted average number of common shares outstanding, basic and diluted	858,637,707	—		858,637,707

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(Dollar amounts in thousands)

1) Basis of Presentation

The unaudited pro forma financial information is presented to illustrate the effect of the Disposition on the Company’s historical financial position and operating results. The unaudited pro forma consolidated balance sheet is as of September 30, 2014 and is based upon our historical statements after giving effect to the Disposition as if it had occurred on September 30, 2014. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2014 and the unaudited pro forma consolidated statement of operations for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 are based upon our historical statements for such periods after giving effect to the Disposition as if it had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and notes thereto of the Company contained in our Annual Report on Form 10-K for the year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

2) Pro Forma Adjustments

(a)	Reflects the Company’s unaudited consolidated balance sheet as of September 30, 2014 as reported in our Form 10-Q as of September 30, 2014.

(b)	Reflects the receipt of net proceeds. We expect to use the net proceeds from the transaction to advance the growth strategy of our student housing and retail portfolios, which includes, among other things, acquisitions, debt reduction and general corporate purposes.

(c)	Reflects the elimination of the assets and liabilities held for sale associated with the Select Service Portfolio.

(d)	Reflects the estimated gain and net proration credits arising from the sale of the Select Service Portfolio.

(e)	Reflects the Company’s historical consolidated statement of operations for the nine months ended September 30, 2014.

(f)	There are no pro forma adjustments as the Select Service Portfolio was included in discontinued operations for the nine months ended September 30, 2014.

(g)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2013.

(h)	Reflects the elimination of lodging income of the Select Service Portfolio.

(i)	Reflects the elimination of expenses of the Select Service Portfolio that are necessary for and associated with revenue producing activities, such as room expense and food and beverage expense. This adjustment does not reflect any one-time non-reccurring costs, primarily transactions costs and prepayment penalties, directly related to the closing of the Select Service Portfolio which will be included in the statement of operations of the Company within the twelve months following the closing.

(j)	Reflects the elimination of interest expense incurred on debt directly attributable to investment properties of the Select Service Portfolio.

(k)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2012.

(l)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2011.

(m)	Reflects the elimination of asset impairment charges of the Select Service Portfolio.

(n)	The estimated gain on sale of the Select Service Portfolio, which closed on November 17, 2014 is $75,724, including proration credits. The gain on sale has not been included in the pro forma statement of operations for the periods presented.